UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

Larimar Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36510	20-3857670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 506 Bala Cynwyd, Pennsylvania		19004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 511-9056

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LRMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2021, Larimar Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. As of April 1, 2021, the record date for the Annual Meeting, there were 15,367,730 outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 14, 2021.

Proposal 1 – Election of Class I Directors. Each of Jonathan Leff and Peter Barrett, Ph.D. were elected to the Board of Directors as Class I directors to serve until the Company’s 2024 Annual Meeting of Stockholders and until their successors, if any, are duly elected and qualified or appointed, or their earlier death, resignation, or removal, as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jonathan Leff	9,119,247	2,479,981	1,199	2,165,475
Peter Barrett, Ph.D.	9,143,849	2,455,379	1,199	2,165,475

Proposal 2 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers in 2020. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers in 2020, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,569,538	29,764	1,125	2,165,475

Proposal 3 – Ratification of Independent Registered Public Accountants. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,762,719	2,299	884	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Larimar Therapeutics, Inc.

By:	/s/ Carole S. Ben-Maimon, M.D.
Name:	Carole S. Ben-Maimon, M.D.
Title:	President and Chief Executive Officer

Date: May 17, 2021